GEORGE PUTNAM
                                   Chairman of the Trustees

                                   THE PUTNAM FUNDS
                                   One Post Office Square
                                   Boston, Massachusetts  02109

PUTNAMINVESTMENTS

Dear Shareholder:

You recently received a proxy statement requesting your vote on proposals concerning Putnam Intermediate Government Income Trust.
Our records show that you have not yet voted. Your vote is important. PLEASE CAST YOUR BALLOT.

In the next several days, fund representatives may try to contact you by telephone to obtain your voting instructions. Should you decide to vote by mail, we have included another copy of the proxy ballot and a business reply envelope for your convenience.

As an investor in this fund, you are being asked to cast your vote on the following items:

 . The fund's Trustees
 . The Trustees' selection of independent auditors
 . The proposal to convert your fund from a closed-end fund into an open-end fund

THE FUND'S TRUSTEES RECOMMEND UNANIMOUSLY THAT SHAREHOLDERS VOTE AGAINST CONVERTING THE FUND FROM A CLOSED-END FUND INTO AN OPEN-END FUND BECAUSE THE TRUSTEES BELIEVE THE FUND IN ITS CURRENT FORM IS MORE ADVANTAGEOUS TO SHAREHOLDERS OVER THE LONG TERM.

Closed-end funds allow portfolio managers to manage all of the funds' assets for the long term because they are able to invest fund assets without the inevitable inflows and outflows of cash that characterize open-end funds. In addition, if Putnam Intermediate Government Income Trust is converted into an open-end fund, the fund's operating expenses are likely to increase, which will negatively affect shareholders who are invested for the long term.

In closing, we ask you to consider these proposals carefully.
If you have any questions about this material, please contact your financial advisor or call Putnam Investments at 1-800-225-1581. Please return your ballot soon. For your convenience, a postage-paid envelope is enclosed.

Sincerely yours,

/s/ George Putnam

George Putnam

                               (Putnam Logo)
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                                   GEORGE PUTNAM
                                   Chairman of the Trustees

                                   THE PUTNAM FUNDS
                                   One Post Office Square
                                   Boston, Massachusetts  02109

PUTNAMINVESTMENTS

Dear Shareholder:

You recently received a proxy statement requesting your vote on proposals concerning Putnam Intermediate Government Income Trust. Our records show that you have not yet voted. Your vote is important. We have included another copy of the proxy ballot and a business reply envelope for your convenience. PLEASE CAST YOUR BALLOT.

As an investor in this fund, you are being asked to cast your vote on the following items:

 . The fund's Trustees
 . The Trustees' selection of independent auditors
 . The proposal to convert your fund from a closed-end fund into an open-end fund

THE FUND'S TRUSTEES RECOMMEND UNANIMOUSLY THAT SHAREHOLDERS VOTE AGAINST CONVERTING THE FUND FROM A CLOSED-END FUND INTO AN OPEN-END FUND BECAUSE THE TRUSTEES BELIEVE THE FUND IN ITS CURRENT FORM IS MORE ADVANTAGEOUS TO SHAREHOLDERS OVER THE LONG TERM.

Closed-end funds allow portfolio managers to manage all of the funds' assets for the long term because they are able to invest fund assets without the inevitable inflows and outflows of cash that characterize open-end funds. In addition, if Putnam Intermediate Government Income Trust is converted into an open-end fund, the fund's operating expenses are likely to increase, which will negatively affect shareholders who are invested for the long term.

In closing, we ask you to consider these proposals carefully.
If you have any questions about this material, please contact your financial advisor or call Putnam Investments at 1-800-225-1581. Please return your ballot soon. For your convenience, a postage-paid envelope is enclosed.

Sincerely yours,

/s/ George Putnam

George Putnam

                               (Putnam Logo)
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